1347 PROPERTY INSURANCE HOLDINGS, INC. 8-K

Exhibit 99.1

Investor Presentation June 2017 1

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Safe Harbor 2 This document contains forward - looking statements and management may make additional forward looking statements in response to your questions . Forward - looking statements include statements regarding the intent, belief or current expectations of the Company and its management about the Company’s business, financial condition and results of operations, among other factors . In some cases you can identify these statements by forward - looking words such as “may,” “might,” “will,” “will likely result,” “should,” “anticipates,” “expects,” “intends,” “plans,” “seeks,” “estimates,” “potential,” “continue,” “believes” and similar expressions, although some forward - looking statements are expressed differently . These forward - looking statements are based on the Company’s current expectations and assumptions that are subject to risks and uncertainties that may cause its actual results, performance, or achievements to differ materially from any expected future results, performance, or achievements expressed or implied by such forward - looking statements . All statements other than statements of historical fact are statements that could be deemed forward - looking statements . These risks and uncertainties include, but are not limited to the level of demand for the Company’s coverage and the incidence of catastrophic events related to its coverage ; the Company’s ability to grow and remain profitable in the competitive insurance industry ; its ability to access additional capital ; its ability to attract and retain qualified personnel ; changes in general economic, business and industry conditions ; and legal, regulatory, and tax developments .

What is 1347 PIH?

PIH is a property and casualty insurance holding company that is . . . .

- Doing business in Louisiana, Texas, and Florida, as *Maison Insurance Company*
  - *Maison Insurance Company* provides multi-peril, and wind/hail only, coverage to personal residential dwellings, and manufactured/mobile homes. Also some limited commercial wind/ hail only coverage in Texas through a partnership with Brotherhood Mutual.
- A managing general agency (MGA) doing business in Louisiana, Texas, and Florida under the name of *Maison Managers Inc.*
- A claims technical solutions company, *ClaimCor, LLC*, which was acquired in January 2015 and provides turnkey, customized, client centric claim solutions to business partners.

At A Glance

Ticker:	(NASDAQ: PIH)
Stock Price:	$7.80 (as of 6/6/2017)
Shares Outstanding:	5.96 million (as of 3/31/2017)
Book Value:	$7.83 (as of 3/31/2017)
Market Cap:	$46.2 million (as of 6/6/2017)
Sector / Industry:	Insurance

Corporate structure:


1347 Property Insurance Holdings, Inc
Maison Insurance Company
Maison Managers, Inc
ClaimCor, LLC

Policy Count
35,200 at 3/31/2017

Total Assets
$91.8 million

A Exceptional
Financial Stability Rating®
Demotech, Inc.

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH
3

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Integrated Insurance Company Targeting Potentially High Return Markets Experienced Management Team Favorable Reinsurance Market Expansion Plans into Additional Coastal States Trading at a Discount to Book Value Compelling Investment Opportunity 4

Experienced Management Team

Over 117 Years of Combined Homeowners Insurance Experience in Coastal States

Larry Swets
Chairman

- Extensive executive leadership experience in the insurance industry including board seats with Kingsway Financial Services Inc. and Atlas Financial Holdings, Inc.
- Founder of Itasca Financial LLC, an advisory and investment firm specializing in the insurance industry
- Holds Chartered Financial Analyst designation

Douglas Raucy
President and CEO

- President and CEO of Maison Insurance Co.
- Founder of three homeowners insurance companies
- Founder and former head of Allstate's National Catastrophe Team, over 20 years experience as an Allstate employee in various positions with 37 total years of insurance industry experience

John Hill
CFO

- CFO of Maison Insurance Co., previously CFO of three P/C insurance companies
- Over 15 years experience in the Florida homeowners market
- 10 years of experience at a "Big Four" accounting firm

Dan Case
COO

- Over 17 years of experience in the insurance and reinsurance industries
- Former Executive Vice President at BMS Re following acquisition of Advocate Reinsurance Partners in September 2016
- Founding partner at Advocate Reinsurance Partners

Dean Stroud
VP of Underwriting

- VP of underwriting for Maison Insurance Co.
- Former President of Audubon Insurance Co. (AIG subsidiary)
- Over 40 years of homeowner's underwriting experience

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH

5

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Diverse Book of Policies 6 Policy Breakdown as of March 31, 2017 Type of Policy Policy Count % of Total Policies in Force Homeowners 18,733 53.22% Wind/Hail 10,458 30.91% Manufactured Home 4,604 13.08% Dwelling Fire 810 2.39% Total 35,202 100.0% Homeowners 54% Wind/Hail 30% Manufactured Home 13% Dwelling Fire 3% • Homeowners : owner occupied dwellings, obtained through a network of independent agents • Wind / Hail : protects insured from perils resulting only from wind and / or hail events, obtained through Louisiana Citizens depopulations as well as through a network of independent agents • Manufactured Home : began writing policies through a partnership with American Modern Insurance Group and independent broker - dealers . Also written through independent agents • Dwelling Fire : non - owner occupied dwellings, distributed through independent agents

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Consistent Top - line Growth 7 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 Policy Count Policy Count $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $9,000,000 Net Premium Earned Net Premium Earned Maison continues to increase its customer base while maintaining conservative underwriting standards CAGR = 66.2% CAGR = 55.0%

Targeting the Right Markets at the Right Time

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Targeting the Correct Markets 9 • Target coastal states with high property premiums in U.S. • Seek favorable legislative environment • Areas where industry giants (State Farm, Allstate, Farmers) are looking to decrease coastal risk exposure • Locations where management has experience in writing and managing wind - risk and has independent and captive agent contacts • Ability to grow to scale quickly in part due to an existing state - run depopulation program – State - run insurer provides property insurance to marketplace and looks to shrink over time by allowing private insurers to “take out” policies and assume that risk 1347 PIH continuously seeks to identify potential new markets where expansion opportunities may emerge and that meet the following strict criteria:

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Coastal State Premiums Exceed National Average 1 10 State 2015 Average Homeowner’s Premium 2016 Average Homeowner’s Premium % Change Total 2016 State DPW ($ mln ) DPW Change Versus 2015 Florida $1,079 $1,122 3.99% $13,329 - 2.3% Texas $1,110 $1,159 4.41% $13,327 3.2% Louisiana $1,095 $1,142 4.29% $2,985 - 0.9% North Carolina $1,086 $1,129 3.96% $3,390 4.0% Virginia $1,145 $1,182 3.23% $2,766 0.5% Alabama $1,089 $1,135 4.22% $2,212 - 0.7% Mississippi $1,075 $1,119 4.09% $1,407 - 0.6% Subset Average $1,097 $1,141 National Average $965 $1,022 1 Source: SNL Coastal subset average homeowner’s premium exceeded the national average by 11.7% in 2016

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Source : SNL Financial PIH B UILDING M ARKET S HARE 11 • PIH has consistently pointed to an intermediate term market share goal for Louisiana of 2% to 3%. At December 31, 2016, PIH’s market share was 1.75%. • For 2016, the total market dollar volume of Direct Premiums Written (DPW) in Louisiana was $2.98 billion. • Based on 2016 DPW, a 2% market share would translate to $59.7 million of premiums for PIH. A 3% market share would translate to $89.5 million of premiums. • The table above provides an example of what a similar penetration rate in Texas and Florida would imply for PIH in terms of Homeowners’ DPW. ** * Company is not admitted or writing business in Mississippi ** Illustration should not be viewed as guidance or a firm projection State 2016 DPW ($ in millions) Current share 2% share 3% share Florida $13,329 - $266.6 $399.9 Texas $13,327 <1.0% $266.5 $399.8 Louisiana $2,984 1.75% $59.7 $89.5 Total $29,640 $592.8 $889.2 States 1347 PIH operates

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Texas (Admitted and Writing) Louisiana (Admitted and Writing) Florida (Admitted) • Large market opportunity • Potential partnership opportunities • Company focusing on homeowners along with “wind - only” policies and other underserved markets • Depopulations from Texas Windstorm Insurance Association (TWIA) • Favorable regulatory environment • Continued opportunity to rapidly expand independent agent distribution network through management extensive experience in Louisiana homeowner market • Favorable legislative environment • Large market opportunity with extensive management experience • Recently approved to begin writing policies in the state • Plan to develop the business “organically” • Will review depopulation opportunities Current Markets 12 PIH intends, either organically or through acquisition, to expand into other coastal states that fit their selection criteria.

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Louisiana • Second high est overall insurance rates in the country ― Average annual premium : $ 1 , 142 (1) • Low loss cost and, attritional (non - catastrophe) loss ratios run less than 20% ― Wind - only policies experience less than 10% • Wind/hail - only policies limit exposure to daily risk/public adjuster issues • Very favorable regulatory environment • No mandatory catastrophe - cost overhang, and traditional reinsurance costs are nearing all - time lows • Significant opportunity to rapidly expand independent agent distribution network through chief underwriting officer’s 40 years of experience in Louisiana homeowner market 13 Population : 4.7 million Premiums Written: $2.98 Billion Top Three in Market Share: State Farm / Allstate / Citizens Source: U.S. Census, SNL Financial Sources 1) SNL FINANCIAL

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH • Large market opportunity • Potential partnership opportunities • Company focusing on homeowners along with “wind - only” policies and other underserved markets and products • Depopulations from Texas Windstorm Insurance Association (TWIA) • Consider other lines of business Texas 14 Population : 28.1 million Premiums Written: $13.33 Billion Top Three in Market Share: State Farm / Texas Farmers / Texas Windstorm Source: U.S. Census, SNL Financial

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH • Favorable legislative environment • Improving regulatory environment • Large market opportunity • Recently approved to begin writing policies in the state • Plan to develop the business “organically” • Will review depopulation opportunities • Extensive Management Experience Florida 15 Population : 20.7 million Premiums Written: $13.33 Billion Top Three in Market Share: Citizens / Universal P&C / State Farm Source: U.S. Census, SNL Financial

Blending A High Growth Business With A Conservative Underwriting Criteria

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Business Model 17 • Claims are a natural and expected aspect of our business – we are able to differentiate ourselves among our competitors by delivering timely and accurate resolution when claims occur • We design, model and operate the business with the expectation that we will earn a positive return during nearly all claims scenarios - the mix and spread of policies is critical in achieving this goal • Big storms such as hurricanes do happen. These catastrophe level (“CAT”) storms are also an expected aspect of the business and are included in our planning processes • In order to quantify and limit our financial risk should a “CAT” event occur, we purchase sufficient reinsurance to cover potential loss, including small and multiple CAT events Timely Resolution Sufficient Reinsurance Positive Returns

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Positioned for Profitability 18 ($3,612) ($9,939) ($16,372) $5,729 $5,669 $10,279 ($2,302) ($9,805) ($30,000) ($25,000) ($20,000) ($15,000) ($10,000) ($5,000) $0 $5,000 $10,000 $15,000 2014 2015 2016 CAT Storm losses Ex-CAT Operating Income Net loss and LAE PIH’s Business Model was Strategically Designed to Ensure Ongoing Profitability and Return on Equity Regardless of Severe Weather Net Premiums Earned $30.4 million Net Premiums Earned $25.9 million Net Premiums Earned $18.5 million A well - constructed reinsurance program enabled the Company to produce a profit in 2016 despite heavy CAT storm activity.

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Reinsurance Structure Company Created a Reinsurance Program Focused on Preserving Capital 19 Maison Catastrophe Reinsurance Structure Treaty Year 2017 - 2018 $200 M Top, Drop & Agg . $25 M xs $175 M $197 M Top, Drop & Agg . $22 M xs $175 M $175M 5 th XOL $50 M xs $125 M $175M 5 th XOL $50 M xs $125 M $125M 4 th XOL $50 M xs $75 M $125M 4 th XOL $50 M xs $75 M $75M 3 rd XOL $25 M xs $50 M $75M 3 rd XOL $25 M xs $50 M $50M 2 nd XOL $25 M xs $25 M $50M 2 nd XOL $25 M xs $25 M $25M 1 st XOL $20 M xs $5 M $25M 1 st XOL $20 M xs $5 M $25M Top, Drop & Agg $22 M xs $0 $5M Retention $5M Top, Drop & Agg $3 M xs $2 M $2M Retention 1 st EVENT 2 nd EVENT 3 rd EVENT Note: (1) $7 million aggregate retention on program. (2) Aggregate has $250K franchise deductible

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH $25.9 $30.4 $8.2 $8.2 $0M $5M $10M $15M $20M $25M $30M $35M YE 2015 YE 2016 Q1 2016 Q1 2017 Net Premiums Earned Current Premium Growth 20 $43.9 $51.3 $10.8 $12.8 $0M $5M $10M $15M $20M $25M $30M $35M $40M $45M $50M $55M YE 2015 YE 2016 Q1 2016 Q1 2017 Gross Premiums Written • Q1 2013 - Q1 2017 - 100% CAGR in Gross Premiums Written • Q1 2013 – Q1 2017 - 55% CAGR in Net Premiums Earned

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Net loss and Loss Adjustment Expense Breakout 21 Key Component Expenses as a Percent of Total Net Premiums Earned 8.9% 32.2% 7.3% 12.9% 3.7% 13.3% 15.9% 19.1% - 1.0% 0.6% - 1.2% -20% 0% 20% 40% 60% 80% 100% 2014 2015 2016 CAT weather Non-CAT Weather Non-Weather Other 2016 was characterized by three major Property Claims Services (“CAT”) events

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Disciplined Underwriting Practices PIH has disciplined underwriting practices in place to select quality risks for wind / hail - only and full coverage policies 22 • Develop products tailored for the market • Utilize technology to adequately assess insurance to value • Physically inspect every insured risk written organically through independent agents • Manage catastrophe risks through reinsurance, periodic modeling of in - force exposures and individual policy characteristics, e.g., roof engineering • Responsive, highly efficient, and experienced claims operation • Address classes of risks and rate adequacy with annual rate filings

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Balance Sheet That Can Support Growth Portfolio Composition As of March 31, 2017 ▪ Investment Grade Fixed Income – 92 . 9 % of Portfolio Assets . ▪ Equity Investments – 3 . 3 % of Portfolio Assets ▪ Other - 3 . 8 % of Portfolio Assets ▪ At March 31 , 2017 , 49 . 2 % of the fixed income portfolio has contractual maturities of 5 years or less 23 US Gov’t 6% State Munis 9% Asset - Backed 36% Corporate 43% Short Term 1% Other 5% “Our strong capital position provides the basis for us to organically expand our business into Florida. - CEO, Doug Raucy Balance Sheet/Investment Portfolio $ in Millions March 31, 2017 December 31, 2016 Total Investments $ 35,200 $ 28,396 Cash and Equivalents 37,141 43,045 Total Cash and Investments 72,341 71,441 Total Assets $ 91,829 $ 90,849 Loss and Adjustment Expense Reserves $ 7,813 $ 6,971 Unearned Premiums 25,138 25,821 Total Liabilities 45,164 44,492 Total Stockholders Equity $ 46,665 $ 46,357

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Peer Comparison 24 Company Name Ticker Market Capitalization ($M) Closing Price ($)* Basic Book Value per Share MRQ ($) Gross Premiums Written Five - year CAGR LTM (%) Loss Ratio MRQ (%) Combined Ratio MRQ (%) Expense Ratio MRQ (%) Total Equity/ Total Assets LTM (%) Total Debt/ Total Equity MRQ (x) Federated National Holding Co. FNHC 216.6 15.65 16.54 43.12 64.80 111.80 47.00 30.58 0.02 HCI Group, Inc. HCI 434.5 44.05 25.63 11.44 40.50 77.05 36.55 29.46 1.18 United Insurance Holdings UIHC 678.8 15.88 11.37 28.54 59.10 108.20 49.10 25.99 0.22 Heritage Insurance Hldgs Inc HRTG 373.2 12.73 12.67 31.84 50.60 94.80 44.20 37.77 0.20 Universal Insurance Holdings UVE 869.8 24.80 11.37 5.65 43.70 78.90 35.20 37.60 0.04 Minimum 216.6 12.73 11.37 5.65 40.50 77.05 35.20 25.99 0.02 Median 434.5 15.83 12.67 28.54 50.60 94.80 44.20 30.58 0.20 Average 514.6 22.62 15.52 24.12 51.74 94.15 42.41 32.28 0.33 Maximum 864.5 44.27 25.63 43.12 64.80 111.80 49.10 37.77 1.18 1347 PIH PIH 46.2 7.80 7.83 35.85 44.40 102.00 57.60 50.82 0.05 * As of June 6, 2017

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Investor Takeaways 25 • Well - capitalized with clean balance sheet • Potential for consistent profitability and ROEs based on current pricing metrics in non - CAT years • Focused on market, management is familiar with, in geographic areas with addressable needs • Dedicated management team with experience launching and rapidly expanding coastal insurance companies • Shares trading at a discount to book value • Opportunities for growth through partnerships with agency organizations and expansion into other states

Appendix

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Balance Sheet (in thousands) 27 March 31, 2017 (unaudited) December 31, 2016 Assets Total investments $ 35,200 $ 28,396 Cash and cash equivalents 37,141 43,045 Deferred policy acquisition costs, net 4,426 4,389 Premiums receivable, net of allowance for credit losses of $ 33 and $ 38 , respectively 2,164 2,923 Ceded unearned premiums 5,377 4,847 Reinsurance recoverable on paid losses 1,136 444 Reinsurance recoverable on loss and loss adjustment expense reserves 4,469 3,652 Funds deposited with reinsured companies — 500 Current income taxes recoverable 672 1,195 Deferred tax asset, net 268 420 Property and equipment, net 244 250 Other assets 732 788 Total assets $ 91,829 $ 90,849 Liabilities Loss and loss adjustment expense reserves $ 7,813 $ 6,971 Unearned premium reserves 25,138 25,821 Ceded reinsurance premiums payable 4,970 5,229 Agency commissions payable 669 497 Premiums collected in advance 1,916 1,128 Funds held under reinsurance treaties 63 73 Accounts payable and other accrued expenses 2,034 2,065 Series B Preferred Shares, $ 25 . 00 par value, 1 , 000 , 000 shares authorized, 120 , 000 shares issued and outstanding for both periods 2,561 2,708 Total liabilities $ 45,164 $ 44,492 Shareholders’ Equity Common stock, $ 0 . 001 par value ; 10 , 000 , 000 shares authorized ; 6 , 108 , 125 shares issued and 5 , 956 , 766 shares outstanding for both periods $ 6 $ 6 Additional paid - in capital 46,816 46,809 Retained earnings 862 616 Accumulated other comprehensive loss (10) (65) 47,674 47,366 Less : treasury stock at cost ; 151 , 359 shares for both periods (1,009) (1,009) Total shareholders’ equity 46,665 46,357 Total liabilities and shareholders’ equity $ 91,829 $ 90,849

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Consolidated Statement Of Income 28 Three months ended March 31, 2017 2016 Revenue: Net premiums earned $ 8,172 $ 8,221 Net investment income 168 115 Other income 377 263 Total revenue 8,717 8,599 Expenses: Net losses and loss adjustment expenses 3,631 6,636 Amortization of deferred policy acquisition costs 2,522 1,990 General and administrative expenses 2,091 1,578 Accretion of discount on Series B Preferred Shares 92 88 Total expenses 8,336 10,292 Income (loss) before income tax expense (benefit) 381 (1,693) Income tax expense (benefit) 135 (578) Net income (loss) 246 (1,115) Net earnings (loss) per common share: Basic $ 0.04 $ (0.18) Diluted $ 0.04 $ (0.18) Weighted average common shares outstanding Basic 5,956,766 6,111,079 Diluted 5,956,766 6,111,079 Consolidated Statements of Comprehensive (Loss) Net income (loss) $ 246 $ (1,115) Unrealized gains on investments available for sale, net of income taxes 55 228 Comprehensive income (loss) $ 301 $ (887)

1347 PROPERTY INSURANCE HOLDINGS • NASDAQ: PIH Ex - CAT Operating Income Reconciliation 29 ( in thousands ) 2014 2015 2016 U.S. GAAP net (loss) income $ 3,646 $ (1,673) $ 11 Plus: Income tax (benefit) expense 2,083 (663) 108 Plus: Loss on Termination of MSA - 5,703 355 Plus: CAT storm losses - 2,302 9,805 Operating Income $ 5,729 $ 5,669 $ 10,279

For Additional Information Investor Relations At The Company The Equity Group Doug Raucy Chief Executive Officer draucy@maisonins.com Jeremy Hellman Senior Associate jhellman@equityny.com Contact Us 30